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                                INDEMNITY AGREEMENT

     THIS AGREEMENT is dated the 26th day of November, 1996.


                                   B E T W E E N:

                               STANDA INVESTMENTS INC

                        a corporation incorporated under the
                          laws of the Province of Ontario

                                  (the "Landlord")

                                                         OF THE FIRST PART

                                      - and -

                               PILLOWTEX CORPORATION

                                (the "Indemnifier")

                                                         OF THE SECOND PART

     In order to induce the Landlord to enter into the lease (the "Lease") dated the 26th day of November, 1996, and made between the Landlord and Torfeaco Industries Limited, as Tenant, and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the Indemnifier hereby makes the following indemnity and agreement (the ("Indemnity") with and in favor of the Landlord:

1. The Indemnifier hereby agrees with the Landlord that at all times during the Term of the Lease and any extension or renewal of the Lease it will (a) make the due and punctual payment of all Rent, monies, charges and other amounts of any kind whatsoever payable under the Lease by the Tenant whether to the Landlord or otherwise and whether the Lease has been disaffirmed or disclaimed; (6) effect prompt and complete performance of all and singular the terms, covenants and conditions contained in the Lease on the part of the Tenant to be kept, observed and performed; and (c) indemnify and save the Landlord harmless from any loss, costs or damages arising out of any failure by the Tenant to pay the aforesaid Rent, monies, charges or other amounts due under the Lease or resulting from any failure by the Tenant to perform any of the terms, covenants and conditions contained in the Lease.

2. This Indemnity is absolute and unconditional and the obligations of the Indemnifier shall not be released, discharged, mitigated, impaired or affected by (a) any extension of time, indulgences or modifications which the Landlord extends to or makes with the Tenant in respect of the performances of any of the obligations



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     of the Tenant under the Lease; (b) any waiver by or failure of the Landlord to enforce any of the terms, covenants and conditions contained in the Lease; (c) any assignment of the Lease by the Tenant or by any trustee, receiver or liquidator; (d) any consent which the Landlord gives to any such assignment or subletting; (e) any amendment to the Lease or any waiver by the Tenant of any of its rights under the Lease; (f) the expiration of the Term.

3. The Indemnifier hereby expressly waives notice of the acceptance of this Agreement and all notice of non-performance, non-payment or non-observance on the part of the Tenant of the terms, covenants and conditions contained in the Lease. Without limiting the generality of the foregoing, any notice which the Landlord desires to give to the Indemnifier shall be sufficiently given if delivered in person to the Indemnifier or if mailed by prepaid registered or certified post addressed to the Indemnifier at the Leased Premises, and every such notice is deemed to have been given upon the day it was so delivered in person, or if mailed, forty-eight (48) hours after it was mailed. The Indemnifier may designate by notice in writing a substitute address for that set forth above and thereafter notices shall be directed to such substituted address. If two or more persons are named as Indemnifier, any notice given hereunder or under the Lease shall be sufficiently given if delivered or mailed in the foregoing manner to any one of such persons.

4. In the event of default under the Lease or under this Indemnity, the Indemnifier waives any right to require the Landlord to (a) proceed against the Tenant or pursue any rights or remedies against the Tenant with respect to the Lease; (b) proceed against or exhaust any security of the Tenant held by the Landlord; or (c) pursue any other remedy whatsoever in the Landlord's power. The Landlord has the right to enforce this Indemnity regardless of the acceptance of additional security from the Tenant and regardless of any release or discharge of the Tenant by the Landlord or by others or by operation of any law.

5. Without limiting the generality of the foregoing, the liability of the Indemnifier under this Indemnity is not and is not deemed to have been waived, released, discharged, impaired or affected by reason of the release or discharge of the Tenant in any receivership, bankruptcy, winding-up or other creditors proceedings or the rejection, disaffirmance or disclaimer of the Lease in any proceeding and shall continue with respect to the periods prior thereto and thereafter, for and with respect to the Term as if the Lease had not been disaffirmed or disclaimed, and in furtherance hereof, the Indemnifier agrees, upon any such disaffirmance or disclaimer, that the Indemnifier shall, at the option of the Landlord, become the Tenant of the Landlord upon the same terms and conditions as are contained in the Lease, applied MUTATIS MUTANDIS. The liability of the Indemnifier shall not be affected by any repossession of the Leased Premises by the


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     Landlord, provided, however, that the net payments received by the Landlord after deducting all costs and expenses of repossessing and reletting the Leased Premises shall be credited from time to time by the Landlord against the indebtedness of the Indemnifier hereunder and the Indemnifier shall pay any balance owing to the Landlord from time to time immediately upon demand.

6. No action or proceedings brought or instituted under this Indemnity and no recovery in pursuance thereof shall be a bar or defence to any further action or proceeding which may be brought under this Indemnity by reason of any further default hereunder or in the performance and observance of the terms, covenants and conditions contained in the Lease.

7. No modification of this Indemnity shall be effective unless the same is in writing and is executed by both the Indemnifier and the Landlord.

8. The Indemnifier shall, without limiting the generality of the foregoing, be bound by this Indemnity in the same manner as though the Indemnifier were the Tenant named in the Lease.

9. If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) execute this Indemnity as Indemnifier, the liability of each such individual, corporation, partnership or other business association hereunder is joint and several. In like manner, if the Indemnifier named in the Indemnity is a partnership or other business association, the members of which are by virtue of statutory or general law subject to personal liability, the liability of each such member is joint and several.

10. All of the terms, covenants and conditions of this Indemnity extend to and are binding upon the Indemnifier, his or its heirs, executors; administrators, successors and assigns, as the case may be, and enure to the benefit of and may be enforced by the Landlord, its successors and assigns, as the case may be, and any mortgagee, chargee, trustee under a deed of trust or other encumbrancer of all or any part of the Centre referred to in the Lease.

11. The expressions "Landlord", "Tenant", "Rent", "Term" and "Premises" and other terms or expressions where used in this Indemnity, respectively, have the same meaning as in the Lease.

12. This Agreement shall be construed in accordance with the laws of the Province of Ontario.

13. Wherever in this Indemnity reference is made to either the Landlord or the Tenant, the reference is deemed to apply also to the respective heirs, executors, administrators, successors and assigns and permitted assigns, respectively, of the Landlord and the Tenant, as the case may be, named in the Lease Any assignment

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     by the Landlord of any of its interest in the Lease operates automatically as an assignment of such assignee of the benefit of this Indemnity.


     IN WITNESS WHEREOF the Landlord and the Indemnifier have signed and sealed this Indemnity.

                                       INDEMNIFIER

                                       PILLOWTEX CORPORATION

                                       Per: /s/ (Signature Illegible)
                                           -------------------------------
                                       Authorized Signing Authority


                                       LANDLORD:.

                                       STANDA INVESTMENTS INC.

                                       Per: /s/ (Signature Illegible)
                                           -------------------------------

                                       Authorized Signing Authority